Exhibit 3.1.38

		STATE OF NEW JERSEY	Overnight to:	225 West State St.
Mail to:	PO Box 308	DIVISION OF REVENUE		3rd Floor
	Trenton, NJ 08625			Trenton, NJ 08608-1001

PUBLIC RECORDS FILING FOR NEW BUSINESS ENTITY
(Fee Required)

Fill out all information below INCLUDING INFORMATION FOR ITEM 11, and sign in the space provided. Please note that once filed, this form constitutes your original certificate of incorporation/formation/registration/authority, and the information contained in the filed form is considered public. Refer to the instructions for delivery/return options, filing fees and field-by-field requirements. Remember to remit the appropriate fee amount. Use attachments if more space is required for any field, or if you wish to add articles for the public record.

								FILED
								APR 11 2005
								STATE TREASURER
1.	Business Name:
	Equinox Englewood Cliffs, Inc.

2.	Type of Business Entity: D P					3.	Business Purpose:
	(See Instructions for Codes, Page 21, Item 2)						(See Instructions, Page 22, Item 3)

4.	Stock (Domestic Corporations only, LLCs and Non-Profit leave blank):					5.	Duration (If Indefinite or Perpetual, leave bank):
	200 shares, no par value

6.	State of Formation/Incorporation (Foreign Entities Only):					7.	Date of Formation/Incorporation (Foreign Entities Only):

8.	Contact Information: Registered Agent Name: The Corporation Trust Company

	Registered Office:				Main Business or Principal Business Address:
	(Must be a New Jersey street address)

	Street	820 Bear Tavern Road,			Street

	City	West Trenton, New Jersey	Zip	08628	City		State	Zip

9.	Management (Domestic Corporations and Limited Partnerships Only)
	• For-Profit and Professional Corporations list initial Board of Directors, minimum of 1;
	• Domestic Non-Profits list Board of Trustees, minimum of 3;
	• Limited Partnerships list all General Partners.

Name	Street Address	City	State	Zip

Harvey Spevak	c/o Equinox Holdings, 895 Broadway	New York	NY	10003

The signatures below certify that the business entity has complied with all applicable filing requirements pursuant to the laws of the State of New Jersey.

10.	Incorporators (Domestic Corporations Only, minimum of 1)

Name	Street Address	City	State	Zip

Jeffrey M. Weinhaus	Rosen Weinhaus, 40 Wall St., 32 Floor	New York	NY	10005

Signature(s) for the Public Record (See instructions for Information on Signature Requirements)

Signature	Name	Title	Date

/s/ Jeffrey M. Weinhaus	Jeffrey M. Weinhaus	Incorporator	4/11/05